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                                VOTING AGREEMENT


         This VOTING AGREEMENT (this "Agreement"), dated as of August 17, 1999, is entered into by and among Food Lion, Inc., a North Carolina corporation (the "Parent"), and the other parties listed on the signature page hereof or their respective assigns (the "Stockholders").

                                    RECITALS:

         A. The Parent, FL Acquisition Sub, Inc., a Maine corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Hannaford Brothers Co., a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge the Merger Sub with and into the Company Sub (the "Merger").

         B. As of the date hereof, each Stockholder is the owner of the number of shares of Company Common Stock (the "Shares") set forth opposite such Stockholder's name on Schedule 1 attached hereto.

         C. As of the date hereof, the Stockholders and the Company have entered into a Stock Exchange Agreement with respect to the Shares.

         D. In consideration of the Parent's agreement to enter into the Merger Agreement, each of the Stockholders agrees to vote the Shares in favor of the Merger.

         E. Capitalized terms used but not otherwise defined herein and defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent and the Stockholders, intending to be legally bound, hereby agree as follows:

         Section 1. Voting of Shares.

                  1.1 Voting Agreement.

                  Each Stockholder hereby agrees to vote (or cause to be voted) the Shares, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise:


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                           (i) in favor of the Merger and the approval and
adoption of the terms contemplated by the Merger Agreement and any actions required in furtherance thereof;

                           (ii) against any action or agreement that is
reasonably likely to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Parent under this Agreement or the Merger Agreement; and

                           (iii) except for all such actions which may be
permitted to the Company under Section 5.01 of the Merger Agreement, against (a) any extraordinary corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries other than the Merger, (b) a sale or transfer of a material amount of assets of the Company or any of its material subsidiaries or the issuance of any securities of the Company or any subsidiary, (c) any change in the Board of Directors of the Company other than in connection with an annual meeting of the shareholders of the Company with respect to the slate of directors proposed by the incumbent Board of Directors of the Company (in which case they agree to vote for the slate proposed by the incumbent Board) or (d) any action that is reasonably likely to materially impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the transactions contemplated by the Merger Agreement.

         Section 2. Representations and Warranties of Stockholders. Each Stockholder represents and warrants to the Parent as follows in each case as of the date hereof:

                  2.1 Binding Agreement. Each Stockholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of each Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  2.2 No Conflict. Neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof, in each case by each Stockholder will (i) require any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Authority, except for filings on Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract or understanding, or result in the creation of a Lien with respect to any of the Shares, (iii) require any material consent, authorization or approval of any Person or Governmental Authority which has not been obtained, or (iv) violate or conflict with any order or law applicable to such Stockholder or the Shares.

                  2.3 Ownership of Shares. Each Stockholder is the record and beneficial owner of such Stockholder's Shares free and clear of any Liens on the right to vote such Shares. Each Stockholder holds exclusive power to vote such Stockholder's Shares, subject to the limitations


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set forth in Section 1 of this Agreement. The number of Shares set forth opposite each Stockholder's name on Schedule 1 represents all of the shares of capital stock of the Company beneficially owned by each Stockholder.

                  2.4 Absence of Certain Agreements. None of the Stockholders nor any of their representatives has entered into any agreement, letter of intent or similar agreement (whether written or oral) with any party other than the Parent whereby such Stockholder has agreed to support, directly or indirectly, any proposal or offer (whether or not in writing and whether or not delivered to the stockholders of the Company generally) for a merger or other business combination involving the Company or to acquire in any matter, directly or indirectly, a material equity interest in, any voting securities of, or a substantial portion of the assets of the Company, other than the transactions contemplated by the Merger Agreement.

         Section 3. Representations and Warranties of the Parent. The Parent represents and warrants to each Stockholder as follows, in each case as of the date hereof:

                  3.1 Binding Agreement. The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by the Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of the Parent, and no other corporate proceedings on the part of the Parent are necessary to authorize the execution, delivery and performance of this Agreement and the Merger Agreement by the Parent and the consummation of the transactions contemplated hereby and thereby. The Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  3.2 No Conflict. Neither the execution and delivery of this Agreement, the consummation by the Parent of the transactions contemplated hereby, nor the compliance by the Parent with any of the provisions hereof will
(i) conflict with or result in a breach of any provision of its Articles of Incorporation or Bylaws, (ii) require any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Authority, (iii) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract or understanding, (iv) require any material consent, authorization or approval of any Person or Governmental Authority which has not been obtained, or (v) violate or conflict with any order or law applicable to the Company.

         Section 4. Transfer and Other Restrictions. For so long as the Merger Agreement is in effect:

                  4.1 Certain Prohibited Transfers. Except for the Stock Exchange Agreement between the parties hereto entered into as of the date hereof, each Stockholder agrees not to:



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                           (i) sell, transfer, assign or otherwise dispose of,
or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, such Stockholder's Shares or any interest contained therein, other than sales, transfers, assignments or other dispositions by a Stockholder to a direct or indirect wholly-owned subsidiary of either Stockholder;

                           (ii) except as contemplated by this Agreement, grant
any proxy or power of attorney or enter into a voting agreement or other arrangement with respect to such Stockholder's Shares, other than this Agreement; or

                           (iii) except as provided in the Hannaford-Sobey
Voting Trust Agreement, dated as of February 4, 1988, as amended, deposit such Stockholder's Shares into a voting trust.

                  4.2 Additional Shares. Without limiting the provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Shares or (ii) any Stockholder shall become the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by any Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares hereunder. Each Stockholder hereby agrees, while this Agreement is in effect, to promptly notify the Parent of the number of any new shares of Company Common Stock acquired by the Stockholder, if any, after the date hereof.

         Section 5. Specific Enforcement. Each of the parties hereto acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy that may be available at law or in equity.

         Section 6. Termination. This Agreement shall terminate on the earlier of (i) the termination of the Merger Agreement, (ii) the agreement of the parties hereto to terminate this Agreement, (iii) consummation of the Merger and
(iv) the date such Stockholder ceases to own any Shares.

         Section 7. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given:

If to the Parent, to:

                           Food Lion, Inc.
                           2110 Executive Drive
                           Salisbury, North Carolina 28147
                           Attention:  R. William McCanless
                           Facsimile No.:  (704) 637-8803



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         With a copy to (such copy shall not constitute notice):

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1333 New Hampshire Avenue, N.W.
                           Suite 400
                           Washington, D.C.  20036
                           Attention:  Richard L. Wyatt, Jr.
                           Facsimile No.:  (202) 887-4288

         If to the Stockholders, to:

                           Empire Company Limited
                           115 King Street
                           Stellarton, Nova Scotia B0K 1S0
                           Attention:  President
                           Facsimile No.:  (902) 755-6477

         With a copy to (such copy shall not constitute notice):

                           Skadden, Arps, Slate, Meagher
                              & Flom LLP
                           919 Third Avenue
                           New York, New York 10022
                           Attention:  Milton G. Strom
                           Facsimile No.:  (212) 735-2000

                           Stewart McKelvey Stirling Scales
                           1959 Upper Water Street
                           Suite 900, P.O. Box 997
                           Halifax, NS Canada
                           B3J 2X2
                           Attn: James M. Dickson
                           Facsimile No.: (902) 420-1417

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 7 and the appropriate telecopy confirmation is received or (ii) if given by any other means, when delivered at the address specified in this Section 7.

         Section 8. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.



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         Section 9. Consideration. This Agreement is granted in consideration of the execution and delivery of the Merger Agreement by the Parent.

         Section 10. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         Section 11. Successors and Assigns. Except as provided in Section 4.1 hereof, this Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

         Section 12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         Section 13. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Maine without giving effect to the provisions thereof relating to conflicts of law.

         Section 14. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable such provision shall be interpreted to be only so broad as is enforceable.

         Section 15. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 16. Stockholder Capacity. No Stockholder or designee of any Stockholder who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in such Stockholder's capacity as the record holder and beneficial owner of such Stockholder's Shares and nothing herein shall limit or affect any actions taken by a Stockholder or any designee of any Stockholder in his or her capacity as an officer or director of the Company.

         Section 17. Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         Section 18. Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under by reason of this Agreement or any provision contained herein.




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                     [The next page is the signature page.]



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         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Agreement effective as of the date first set forth above.

                                  FOOD LION, INC.

                                  By: /s/ R. William McCanless
                                      ----------------------------------------
                                  Name: R. William McCanless
                                        --------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------



                                  EMPIRE COMPANY LIMITED

                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P. & CFO
                                         -------------------------------------


                                  E.C.L. INVESTMENTS LIMITED

                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P & CFO
                                         -------------------------------------

                                   SCHEDULE 1

                                  STOCKHOLDINGS


         Name of Stockholder                              Number of Shares
         -------------------                              ----------------

Empire Company Limited                                           5,550,461

E.C.L. Investment Limited                                        4,868,104
Empire Company Limited